UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21085
THE METZLER/PAYDEN INVESTMENT GROUP
(Exact name of registrant as specified in charter)
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(Address of principal executive offices)
EDWARD S. GARLOCK, ESQ.
SECRETARY
333 SOUTH GRAND AVENUE
LOS ANGELES, CA 90071
(Name and address of agent for service)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 625-2870
Date of fiscal year end: October 31
Date of reporting period: January 31, 2010

Metzler/Payden European Emerging Markets Fund
Schedule of Investments — January 31, 2010

Principal		Value
or Shares	Security Description	(000)

Common Stocks (100%)
Consumer Discretionary (3%)
30,000	Magnit OAO	$2,040
178,000	NFI Empik Media & Fashion SA (b)	860
1,003,500	Olympic Entertainment Group AS	1,841
170,000	Tallinna Kaubamaja AS	1,188
1,000,000	Vistula Group SA (b)	766

		6,695

Consumer Staples (6%)
6,000,000	Albalact SA (b)	755
40,000	AmRest Holdings N.V. (b)	1,063
55,500	Central European Distribution Corp. (b)	1,779
263,850	Cherkizovo Group OJSC (b) (c)	3,404
177,777	Eurocash SA	1,057
1,938	LPP SA (b)	1,179
95,000	Wimm-Bill-Dann Foods ADR (b)	1,974
45,100	X5 Retail Group NV (b) (c)	1,452

		12,663

Energy (23%)
220,000	Eurasian Natural Resources Corp.	3,204
360,000	Gazprom OAO	8,860
250,066	LUKOIL, LUK GR, EUR, Frankfurt	13,904
55,000	MOL Hungarian Oil and Gas NyRt. (b)	5,150
4,500,000	OMV Petrom SA (b)	424
372,250	Polski Koncern Naftowy Orlen SA (b)	4,334
1,230,500	Rosneft Oil Co.	9,586
250,800	Surgutneftegaz	2,127

		47,589

Financial (28%)
575,000	AFI Development PLC (c)	1,236
3,970,555	Banca Transilvania	2,840
570,000	Bank Millennium SA (b) (d)	115
570,000	Bank Millennium SA (b) (d)	840
105,000	Bank Pekao SA (b)	6,195
46,000	Bank Zachodni WBK SA (b)	2,833
593,000	BRD-Groupe Societe Generale	2,955
28,000	BRE Bank SA (b)	2,496
600,000	Dom Maklerski IDMSA (b)	480
450,000	Echo Investment SA (b)	602
67,500	Erste Group Bank AG (b)	2,587
168,000	FHB Mortgage Bank PLC (b)	1,186
625,000	Getin Holding S.A. (b)	1,984
140,400	Globe Trade Centre SA (b)	1,163
310,000	Halyk Savings Bank of Kazakhstan JSC (c)	2,914
125,000	Kazkommertsbank (b) (c)	1,124
23,000	Komercni Banka AS	4,666
300,000	Mirland Development Corp. PLC (b)	870
212,500	OTP Bank PLC (b)	6,378
450,000	PIK Group (b) (c)	2,340
497,937	Powszechna Kasa Oszczednosci Bank Polski SA	6,743
1,095,000	Sberbank of Russian Federation	3,192
950,000	Sistema-Hals GDR (b) (c)	1,805
265,000	VTB Bank OJSC (c)	1,330

		58,874

Industrial (11%)
4,399,100	Compa-Sibiu (b)	467
910,000	Impexmetal SA (b)	816
470,000	LSR Group O.J.S.C. (b) (c)	3,854

Principal		Value
or Shares	Security Description	(000)

348,550	New World Resources NV (b)	3,680
1,500,000	Polimex-Mostostal SA	2,215
60,000	Polyus Gold Co.	1,620
310,000	Ramirent Oyj (b)	3,124
1,446,048	Steppe Cement Ltd. (b)	1,714
1,688,428	Tallink Group Ltd. (b)	1,478
122,546	TMK OAO (b) (c)	2,359
3,541,300	Turbomecanica SA	133
58,500	Wienerberger AG (b)	1,106
4,044	Zaklad Przetworstwa Hutniczego Stalprodukt SA	674

		23,240

Materials (11%)
180,000	Cherepovets MK Severstal (b) (c)	2,232
87,500	Evraz Group SA (b) (c)	2,905
45,250	Grupa Kety SA (b)	1,795
695,000	Highland Gold Mining Ltd. (b)	980
79,300	KGHM Polska Miedz SA	2,654
104,500	Mechel-ADR	2,068
382,100	MMC Norilsk Nickel (b)	5,942
44,400	Novopipetsk Steel OJSC (b) (c)	1,365
70,000	Petropavlovsk PLC	999
82,500	Uralkali (b) (c)	1,775

		22,715

Technology (1%)
1,000,000	Condmag SA (b)	264
401,403	M Video (b) (d)	1,806
380,000	Multimedia Polska SA	944

		3,014

Telecommunications (13%)
100,000	AFK Sistema (b) (c)	2,500
316,500	Agora SA (b)	2,271
55,000	Central European Media Enterprises Ltd. (b)	1,568
59,300	Cesky Telecom AS	1,410
146,000	CTC Media, Inc. (b)	1,971
77,000	Mobile Telesystems OJSC	3,679
175,000	Netia SA	278
221,150	Telekomunikacja Polska SA	1,240
555,000	TVN SA	2,681
498,000	Vimpel-Communications	9,034

		26,632

Utilities (4%)
80,000	CEZ AS	3,914
46,000	NovaTek OAO (c)	3,289
144,870	Transelectrica SA	791

		7,994

Total Common Stocks (Cost-$182,080)		209,416

Investment Company (Cost-$2,266) (1%)
2,265,945	Payden Cash Reserves Money Market Fund	2,266

Total (Cost-$184,346) (a) (101%)		211,682
Liabilities in excess of Other Assets (-1%)		(2,028)

Net Assets (100%)		$209,654

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$36,236
Unrealized depreciation	(8,900)

Net unrealized appreciation	$27,336

(b)	Non-income producing security.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security appraised at fair value under procedures established by the Board.
Open Forward Currency Contracts to USD

			Contract	Unrealized
Delivery	Buy		Amount	(Depreciation)
Date	Sell	Currency	(000s)	(000s)

Liabilities:
2/2/2010	Sell	Czech Republic Koruna	6,692	$(1)
1/29/2010	Buy	Euro	80	(2)
2/1/2010	Buy	Euro	120	(2)
2/2/2010	Buy	Euro	258	(3)
2/1/2010	Buy	Hungary Forint	87,209	(5)
1/27/2010	Sell	Poland Zloty	2,584	(4)
2/2/2010	Sell	Poland Zloty	1,869	(7)
2/2/2010	Buy	Romanian Leu	397	(1)
1/29/2010	Sell	Turkish Lira	4,645	(27)

				$(52)

Notes

January 31, 2010

1.  Organization and Related Matters

The Metzler/Payden Investment Group (the “MP Group”) is an open-end registered investment company organized as a Delaware business trust on March 22, 2002 and is registered under the Act, as amended. Its Fund (a “Fund,” or the “MP Fund”) is a series of the MP Group. The MP Group commenced operations on December 30, 2002. The Fund is able to issue unlimited shares at $0.001 par value, and has been classified as non-diversified.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Concentration of Risk

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market

Notes to Financial Statements continued

conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Forward Currency Contracts

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

The Fund enters into forward contracts to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting

Notes to Financial Statements continued

exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds held no options at the end of the period.

Futures Contracts

The Fund may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as requited by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Fund may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

TBA Sale Commitment

The Fund may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

3.  Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments and other financial instruments:

Table 1.

	Investments in Securities
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Metzler/Payden European Emerging Markets
Common Stocks	209,416	—	—	—	—	—	209,416
Investment Company	—	—	2,266	—	—	—	2,266

Table 1a.

Other Financial Instruments ($)†
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Metzler/Payden European Emerging Markets	—	—	—	(52)	—	—	(52)

†	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.
ITEM 2. CONTROLS AND PROCEDURES.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934 as of the Evaluation Date.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 3. EXHIBITS.
(a) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto as Exhibit 99CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Metzler/Payden Investment Group

By (Signature and Title)	/s/ SCOTT J. WEINER

SCOTT J. WEINER
PRESIDENT

Date 3/24/10
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ SCOTT J. WEINER

SCOTT J. WEINER
PRESIDENT

Date 3/24/10

By (Signature and Title)	/s/ BRIAN W. MATTHEWS

BRIAN W. MATTHEWS
CHIEF FINANCIAL OFFICER

Date 3/24/10